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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                NOVEMBER 20, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                      PARAGON POLARIS STRATEGIES.COM, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



    NEVADA                      333-32634               76-0609444
    ------                      ---------               ----------
 (State or other                (Commission             (IRS Employer
jurisdiction of incorporation)  File Number)            Identification No.)


     3215 MATHERS AVENUE
 WEST VANCOUVER, BC, CANADA                             V7V  2K6
-----------------------------                           --------
 (Address of principal executive offices)               (Zip Code)

                                  604-913-8355
                                  ------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

================================================================================


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     None.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

The Company has entered into an agreement to merge with Icoworks, Inc. (www.icoworks.com), a Nevada corporation that specializes in offering a complete array of industrial, oilfield and commercial appraisal, liquidation and auction services.

The Board of Directors of the Company have also approved a two-for-one split of the Company's common stock to be effective December 2, 2002 or such later date that is acceptable to NASD. The Company's authorized capital will be increased from 25,000,000 shares to 50,000,000 shares of common stock in connection with the stock split. Each shareholder will be entitled to exchange their share certificates for new share certificates reflecting the post-split shares subsequent to the effective date.

Under the terms of the merger agreement, the Company will issue shares of its common stock to the shareholders of Icoworks on a one-for-one pre-split basis. The Company anticipates issuing 6,357,460 pre-split shares on completion of the merger based on the current outstanding number of shares of Icoworks. In addition, the Company will issue options and warrants to the current optionholders and warrantholders of Icoworks on a one-for-one pre-split basis. The completion of the merger will be subject to approval by the shareholders of both the Company and Icoworks. The Company will be proceeding with the filing of a registration statement with the Securities and Exchange Commission in connection with obtaining shareholder approval of the merger. The number of shares and the options and warrants to be issued on completion of the merger will be adjusted to account for the stock split.

The Company has adopted the business name of "Icoworks, Inc." pending completion of the merger. The Company will be applying to NASD for a new trading symbol reflecting this business name.

                                                       2

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ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     None.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.
     None.

(B)     PRO  FORMA  FINANCIAL  INFORMATION.
     None.

(C)     EXHIBITS.

EXHIBIT  DESCRIPTION
-------  -----------------------------------------------------------------------
10.1 Merger Agreement between Paragon Polaris Strategies.com Inc. and Icoworks, Inc.

99.1     News  Release  dated  November  20,  2002


ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None.


ITEM  9.  REGULATION  FD  DISCLOSURE

     None.

                                                       3


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARAGON  POLARIS  STRATEGIES.COM  INC.


Date:  November  20,  2002

                                    By: /s/ ROBERT  FOO
                                       -----------------------------
                                        ROBERT  FOO
                                        President  and  CEO